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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Registration Statement of Commercial Federal Corporation on Form S-8 of our report dated August 25, 1995 (September 22, 1995 as to Note 27), incorporated by reference in the Annual Report on From 10-K of Commercial Federal Corporation for the year ended June 30, 1995.

DELOITTE & TOUCHE LLP


Omaha, Nebraska
October 3, 1995